UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2015

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26 Corporate Circle, Albany, NY	12212

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On January 8, 2015, Albany Molecular Research, Inc., a Delaware corporation (“AMRI”), AMRI Americium, LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of AMRI (“AMRI Americium”), Aptuit, LLC, a Delaware limited liability company (“Aptuit”) and Aptuit (West Lafayette), LLC, a Delaware limited liability company and wholly owned subsidiary of Aptuit (“Aptuit West Lafayette”), entered into a definitive Asset Purchase Agreement (the “Asset Purchase Agreement”). The Asset Purchase Agreement provides for Aptuit West Lafayette to convey substantially all of its assets and liabilities to AMRI Americium for $36,000,000 (the “Asset Transaction”).

Pursuant to the terms set forth in the Asset Purchase Agreement, AMRI Americium will acquire substantially all of the assets of Aptuit West Lafayette and assume certain liabilities of Aptuit West Lafayette (the “Assumed Liabilities”) for $36,000,000 in cash (the “Asset Purchase Consideration”). The Asset Purchase Consideration may be adjusted based on Aptuit West Lafayette’s Closing Working Capital (as defined in the Asset Purchase Agreement) at the time of the closing of the Asset Purchase Agreement (the “Asset Closing”) in accordance with the terms of the Asset Purchase Agreement. AMRI Americium shall deposit $3,600,000 of the Asset Purchase Consideration at the time of the Asset Closing in an escrow account with Wells Fargo & Company to be held in escrow and distributed in accordance with the terms of the Escrow Agreement (as defined in the Asset Purchase Agreement). The Assumed Liabilities include, subject to certain limitations, the ordinary course operating liabilities of Aptuit West Lafayette that relate to the operation of the business.

AMRI Americium and Aptuit West Lafayette have made certain customary representations, warranties and covenants in the Asset Purchase Agreement, including, among others: (i) representations by Aptuit West Lafayette with respect to its business, operations and financial condition, (ii) covenants by Aptuit West Lafayette to keep information relating to Aptuit West Lafayette’s business confidential, to operate its business in the ordinary course during the period between execution of the Asset Purchase Agreement and the Asset Closing, and not to engage in certain activities during that period, (iii) covenants by AMRI Americium relating to confidentiality and the use of certain trademarks, and (iv) covenants by AMRI Americium and Aptuit West Lafayette to cooperate on specified matters, take certain tax related actions and not solicit employees. AMRI has guaranteed all obligations of AMRI Americium under the Asset Purchase Agreement.

The Asset Purchase Agreement may be terminated under certain circumstances, including by either AMRI Americium or Aptuit if: (i) the Asset Closing does not occur on or before March 31, 2015; or (ii) if any of the conditions to each party’s obligations to close shall have become incapable of fulfillment by March 31, 2015 and shall not have been waived by the other party. In the event that the Asset Purchase Agreement is terminated, the Asset Purchase Agreement does not provide for the payment of a termination fee by either AMRI Americium or Aptuit.

Contemporaneously with entering into the Asset Purchase Agreement, on January 8, 2015, Aptuit and Albany Molecular Luxembourg S.à r.l., a limited liability company incorporated in Luxembourg and a wholly owned subsidiary of AMRI (“AMRI Luxembourg”) entered into a definitive Purchase Agreement (the “Share Purchase Agreement” and together with the Asset Purchase Agreement, the “Purchase Agreements”). Under the Share Purchase Agreement, Aptuit conveyed all equity interests in Aptuit (Glasgow) Limited, a UK private company and wholly owned subsidiary of Aptuit (“Aptuit Glasgow”) to AMRI Luxembourg for $24,000,000 (the “Share Purchase Consideration”).

The Share Purchase Consideration may be adjusted based on Aptuit Glasgow’s Closing Working Capital (as defined in the Share Purchase Agreement) on January 8, 2015 in accordance with the terms of the Share Purchase Agreement. On January 8, 2015, AMRI Luxembourg deposited $2,400,000 of the Share Purchase Consideration in an escrow account with Wells Fargo & Company to be held in escrow and distributed in accordance with the terms of the Escrow Agreement.

AMRI Luxembourg and Aptuit have made certain customary representations, warranties and covenants in the Share Purchase Agreement, including, among others: (i) representations by Aptuit with respect to Aptuit Glasgow’s business, operations and financial condition, (ii) covenants by Aptuit to keep information relating to Aptuit Glasgow’s business confidential, (iii) covenants by AMRI Luxembourg relating to confidentiality, the use of certain trademarks, and not to take certain tax related actions and (iv) covenants by AMRI Luxembourg and Aptuit to cooperate on specified matters, take certain tax related actions and not solicit employees.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1, a copy of the Share Purchase Agreement is attached hereto as Exhibit 2.2 and each is incorporated herein by reference. The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreements. The Purchase Agreements have been attached to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about AMRI, AMRI Luxembourg, AMRI Americium, Aptuit, Aptuit West Lafayette or Aptuit Glasgow. In particular, the assertions embodied in the representations and warranties in each of the Purchase Agreements were made as of a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Purchase Agreements, may be subject to contractual standards of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in each of the Purchase Agreements are not necessarily characterizations of the actual state of facts about AMRI, AMRI Luxembourg, AMRI Americium, Aptuit, Aptuit West Lafayette or Aptuit Glasgow at the time they were made or otherwise and should only be read in conjunction with the other information that AMRI makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On January 9, 2015, AMRI issued a press release announcing the Share Transaction and Asset Transaction. A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Aptuit (West Lafayette), LLC, Aptuit, LLC, AMRI Americium, LLC, and Albany Molecular Research, Inc. dated as of January 8, 2015.

2.2	Purchase Agreement by and between Aptuit, LLC and Albany Molecular Luxembourg S.à r.l. dated as of January 8, 2015.

99.1	Press Release dated January 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

By:	/s/ Lori M. Henderson
Name: Lori M. Henderson
Title: Senior Vice-President, General Counsel and Secretary

Date:   January 14, 2015

EXHIBIT INDEX

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Aptuit (West Lafayette), LLC, Aptuit, LLC, AMRI Americium, LLC, and Albany Molecular Research, Inc. dated as of January 8, 2015.

2.2	Purchase Agreement by and between Aptuit, LLC and Albany Molecular Luxembourg S.à r.l. dated as of January 8, 2015.

99.1	Press Release dated January 9, 2015.